Exhibit 99.1

              CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Quarterly Report of Tamboril Cigar Company (the "Company") on Form 10-QSB for the quarterly period ended March 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sally A. Fonner, the principal executive officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

             /s/ Sally A. Fonner
Sally A. Fonner, Chief Executive Officer
March 18, 2003